SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 17, 2004


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                          0-5905                   62-0156300
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(State of incorporation)           (Commission File No.)          (IRS Employer
                                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits:

         99.1     Press Release Dated June 17, 2004

Item 12.  Results of Operations and Financial Condition
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On June 17, 2004, the Company issued a press release announcing financial results for the fiscal second quarter ended May 31, 2004 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

The Press Release contains disclosure regarding the Company's operating income excluding litigation settlement charges and the Company's net income excluding debt extinguishment and litigation settlement charges, each a non-GAAP financial measure. A reconciliation of operating income and net income, excluding these charges, to operating income and net income for the second quarter of fiscal 2004 and the first six months of fiscal 2004 is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company believes that disclosure of operating income and net income, excluding these charges, provides investors with useful information regarding the Company's financial performance and allows for easier comparison with forecasted operating income and net income without the effect of these charges for the applicable periods.

The Press Release also contains disclosure regarding the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding debt extinguishment and litigation settlement charges, a non-GAAP financial measure. The most directly comparable GAAP financial measure to EBITDA is net income. A reconciliation of EBITDA excluding debt extinguishment and litigation settlement charges to net income is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The attachment to the Press Release also sets forth net income margin as the most directly comparable GAAP financial measure to EBITDA margin.

The Company considers EBITDA an important indicator of its operational strength and performance, including its ability to pay interest, service debt and fund capital expenditures. EBITDA should be considered in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP. Further, EBITDA is one measure used in the calculation of certain ratios to determine the Company's compliance with its existing credit facility.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 17, 2004                    CHATTEM, INC.

                                    By:   /s/ A. Alexander Taylor II
                                          -------------------------------------
                                          A. Alexander Taylor II
                                          President and Chief Operating Officer


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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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99.1                       Press Release dated June 17, 2004